Exhibit 99.1

PRIMIS FINANCIAL CORP.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

On October 31, 2024, Primis Bank (the “Bank”), a wholly-owned subsidiary of Primis Financial Corp. (the “Company”), completed the first closing of its previously announced sale of its Life Premium Finance divison to EverBank, N.A. (“EverBank”). The second closing and full transfer of the business, including employees, is scheduled for January 31, 2025.

The unaudited pro forma condensed consolidated financial information is based on our historical financial statements, and gives effect to the sale of the division in accordance with Article 11 of Regulation S-X. The unaudited pro forma condensed consolidated statements of income for the nine months ended September 30, 2024 and the year ended December 31, 2023 give effect to the sale of the division as if it had occurred on January 1, 2023, while the unaudited pro forma condensed consolidated balance sheet as of September 30, 2024 gives effect to the sale as if it had occurred on that day.

The unaudited pro forma condensed consolidated financial statements (i) do not necessarily reflect what the Company's financial condition or results of operations would have been had the sale of the division occurred on the dates indicated, (ii) are based upon available information and assumptions that management considers to be reasonable to give effect, on a pro forma basis, to the sale of the division and (iii) are intended for informational purposes only. In addition, the unaudited pro forma condensed consolidated financial statements should not be considered to be indicative of our future consolidated financial performance or results of operations and should be read in conjunction with our audited consolidated financial statements, and notes thereto, included in our Annual Report on Form 10-K for the year ended December 31, 2023 and in our Form 10-Q for the three and nine-months ended September 30, 2024.

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PRIMIS FINANCIAL CORP.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

	September 30, 2024
	Historical	Adjustments		Pro Forma

ASSETS
Cash and cash equivalents:
Cash and due from financial institutions	$10,854	$373,916	(a)	$384,770
Interest-bearing deposits in other financial institutions	66,420			66,420
Total cash and cash equivalents	77,274	373,916		451,190

Securities available-for-sale, at fair value (amortized cost of $264,151 and $255,891, respectively)	242,543			242,543

Securities held-to-maturity, at amortized cost (fair value of $9,162 and $10,839, respectively)	9,766			9,766

Loans held for sale, at fair value	96,897			96,897
Loans held for sale, at lower of cost or market	361,825	(361,825	)(b)	0
Total loans held for sale	458,722	(361,825)		96,897

Loans held for investment, collateralizing secured borrowings	17,591			17,591
Loans held for investment	2,956,132			2,956,132
Less: allowance for credit losses	(51,132)	435	(c)	(50,697)
Net loans	2,922,591	435		2,923,026

Stock in Federal Reserve Bank (FRB) and Federal Home Loan Bank (FHLB)	20,875			20,875
Bank premises and equipment, net	19,668			19,668
Assets held for sale	9,864	(5,966	)(d)	3,898
Operating lease right-of-use assets	10,465			10,465
Cloud computing arrangement assets, net	8,460			8,460
Goodwill	93,459			93,459
Intangible assets, net	985			985
Bank-owned life insurance	66,750			66,750
Deferred tax assets, net	25,582			25,582
Consumer Program derivative asset	7,146			7,146
Other assets	50,197			50,197
Total assets	$4,024,347	$6,560		$4,030,907

LIABILITIES AND STOCKHOLDERS' EQUITY
Noninterest-bearing demand deposits	$421,231			$421,231
Interest-bearing deposits:
NOW accounts	748,833			748,833
Money market accounts	835,099			835,099
Savings accounts	873,810			873,810
Time deposits	427,458			427,458
Total interest-bearing deposits	2,885,200			2,885,200
Total deposits	3,306,431			3,306,431

Securities sold under agreements to repurchase	3,677			3,677
Secured borrowings	17,495			17,495
FHLB advances	165,000			165,000
Junior subordinated debt	9,867			9,867
Senior subordinated notes	85,941			85,941
Operating lease liabilities	11,704			11,704
Other liabilities	27,169	2,563	(e)	29,732
Total liabilities	3,627,284	2,563		3,629,847

Stockholders' equity:
Preferred stock, $0.01 par value. Authorized 5,000,000 shares; no shares issued and outstanding	—			—
Common stock, $0.01 par value. Authorized 45,000,000 shares; 24,722,734 and 24,693,172 shares issued and outstanding at September 30, 2024 and December 31, 2023, respectively	247			247
Additional paid in capital	314,066			314,066
Retained earnings	83,854	3,997	(f)	87,851
Accumulated other comprehensive loss	(17,145)			(17,145)
Total Primis stockholders' equity	381,022	3,997		385,019
Noncontrolling interests	16,041			16,041
Total stockholders' equity	397,063	3,997		401,060
Total liabilities and stockholders' equity	$4,024,347	$6,560		$4,030,907

(a)	Reflects the receipt of cash consideration at the closing of the transaction.
(b)	Reflects the loan balances being sold net of unearned income.
(c)	Reflects the recovery of allowance for credit losses on sold loans.
(d)	Reflects the payment of accrued interest.
(e)	Reflects accruals for transaction costs and income tax expense recorded at closing.
(f)	Reflects the gain recorded at the closing of the transaction, net of transaction costs, recognition of unearned income, recovery of allowance for credit losses and income tax expense.

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PRIMIS FINANCIAL CORP.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

	For the Nine Months Ended September 30, 2024				For the Year Ended December 31, 2023
	Historical	Adjustments		Pro Forma	Historical	Adjustments		Pro Forma
Interest and dividend income:
Interest and fees on loans	$151,581	$(16,610	)(g)	$134,971	$172,788	$(14,635	)(g)	$158,153
Interest and dividends on taxable securities	5,022	—		5,022	5,966	—		5,966
Interest and dividends on tax exempt securities	297	—		297	407	—		407
Interest and dividends on other earning assets	2,756	—		2,756	13,457	—		13,457
Total interest and dividend income	159,656	(16,610)		143,046	192,618	(14,635)		177,983
Interest expense:
Interest on deposits	72,987	—		72,987	83,690	—		83,690
Interest on other borrowings	8,524	(10,527	)(g)	(2,003)	10,217	(10,356	)(g)	(139)
Total interest expense	81,511	(10,527)		70,984	93,907	(10,356)		83,551
Net interest income	78,145	(6,083)		72,062	98,711	(4,279)		94,432
Provision for credit losses	17,138	(277	)(g)	16,861	32,540	(60	)(g)	32,480
Net interest income after provision for credit losses	61,007	(5,806)		55,201	66,171	(4,219)		61,952

Noninterest income:
Account maintenance and deposit service fees	4,722	(5	)(g)	4,717	5,733	1	(g)	5,734
Income from bank-owned life insurance	1,975	—		1,975	2,021	—		2,021
Mortgage banking income	18,779	—		18,779	17,645	—		17,645
Gain on other investments	393	—		393	184	—		184
Consumer Program derivative gains (losses)	3,392	—		3,392	18,120	—		18,120
Other noninterest income	1,180	—		1,180	1,547	—		1,547
Gain on Disposal	—	4,500	(h)	4,500	—	4,500	(h)	4,500
Total noninterest income	30,441	4,495		34,936	45,250	4,501		49,751

Noninterest expenses:
Salaries and benefits	48,587	(494	)(g)	48,093	58,765	(377	)(g)	58,388
Occupancy expenses	3,988	—		3,988	6,239	—		6,239
Furniture and equipment expenses	5,288	(10	)(g)	5,278	6,381	(113	)(g)	6,268
Amortization of intangible assets	952	—		952	1,269	—		1,269
Virginia franchise tax expense	1,894	—		1,894	3,395	—		3,395
FDIC insurance assessment	1,744	—		1,744	2,929	—		2,929
Data processing expense	7,130	—		7,130	9,545	(1)		9,544
Marketing expense	1,407	(3	)(g)	1,404	1,819	(1	)(g)	1,818
Telephone and communication expense	1,017	(3	)(g)	1,014	1,507	—	(g)	1,507
Loss on bank premises and equipment and assets held for sale	—	—		—	476	—		476
Professional fees	7,255	(67	)(g)	7,188	4,641	—	(g)	4,641
Goodwill impairment	—	—		—	11,150	—		11,150
Fraud losses	59	—		59	3,311	—		3,311
Miscellaneous lending expenses	1,835	—		1,835	3,006	—		3,006
Other operating expenses	7,123	(54	)(g)	7,069	8,167	(38	)(g)	8,129
Total noninterest expenses	88,279	(631)		87,648	122,600	(529)		122,071
Income (loss) before income taxes	3,169	(680)		2,489	(11,179)	811		(10,368)
Income tax expense (benefit)	1,679	(143	)(i)	1,536	(1,067)	170	(i)	(897)
Net income (loss)	1,490	(537)		953	(10,112)	641		(9,471)
Net income attributable to noncontrolling interests	5,640	—		5,640	2,280	—		2,280
Net income (loss) attributable to Primis' common stockholders	$7,130	$(537)		$6,593	$(7,832)	$641		$(7,191)

Other comprehensive income (loss):
Unrealized loss on available-for-sale securities	5,863	—		5,863	5,250	—		5,250
Tax benefit	1,231	—		1,231	1,177	—		1,177
Other comprehensive loss	4,632	—		4,632	4,073	—		4,073
Comprehensive income (loss)	$11,762	$(537)		$11,225	$(3,759)	$641		$(3,118)
Earnings (loss) per share, basic	$0.29	$(0.02)		$0.27	$(0.32)	$0.03		$(0.29)
Earnings (loss) per share, diluted	$0.29	$(0.02)		$0.27	$(0.32)	$0.03		$(0.29)

Weighted average basic common shares	24,683,556	24,683,556		24,683,556	24,638,609	24,638,609		24,638,609
Weighted average diluted common shares	24,710,345	24,710,345		24,710,345	24,638,609	24,638,609		24,638,609

(g)	Reflects the elimination of revenues and expenses associated with the division for the nine months ended September 30, 2024 and the year ended December 31, 2023.
(h)	Reflects the pre-tax gain recorded at the closing of the transaction, net of transaction costs.
(i)	Reflects the estimated tax impact of the transaction accounting adjustments.

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PRIMIS FINANCIAL CORP.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(1) Basis of Presentation

The unaudited pro forma condensed consolidated statements of income for the nine months ended September 30, 2024 and the year ended December 31, 2023 give effect to the sale of the division as if it had occurred on January 1, 2023, while the unaudited pro forma condensed consolidated balance sheet as of September 30, 2024 gives effect to the sale as if it had occurred on that day.

(2) Adjustments to the Unaudited Pro Forma Condensed Consolidated Financial Statements

The following is a summary of the transaction accounting adjustments reflected in the unaudited pro forma condensed consolidated financial statements:

(a)	Reflects the receipt of cash consideration at the closing of the transaction.

(b)	Reflects the loan balances being sold net of unearned income.

(c)	Reflects the recovery of allowance for credit losses on sold loans.

(d)	Reflects the payment of accrued interest.

(e)	Reflects accruals for transaction costs and income tax expense recorded at closing.

(f)	Reflects the gain recorded at the closing of the transaction, net of transaction costs, recognition of unearned income, recovery of allowance for credit losses and income tax expense.

(g)	Reflects the elimination of revenues and expenses associated with the division for the nine months ended September 30, 2024 and the year ended December 31, 2023.

(h)	Reflects the pre-tax gain recorded at the closing of the transaction, net of transaction costs.

(i)	Reflects the estimated tax impact of the transaction accounting adjustments.

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